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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

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                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 29, 2005


                                GNC Corporation
            (Exact Name of Registrant as Specified in its Charter)


          Delaware                     333-116040                72-1575170
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)


               300 Sixth Avenue, Pittsburgh, Pennsylvania 15222
              (Address of principal executive offices) (Zip Code)


                                (412) 288-4600
             (Registrant's telephone number, including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01    Other Events.
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         On June 30, 2005, General Nutrition Centers, Inc., our wholly owned subsidiary ("GNC"), announced the completion of its offer to exchange up to $150,000,000 of its outstanding 8-5/8% Senior Notes due 2011 for 8-5/8% Senior Notes due 2011 which have been registered under the Securities Act of 1933, as amended (the "Exchange Offer"). The Exchange Offer was made in order to satisfy certain obligations of GNC contained in the Registration Rights Agreement, dated January 18, 2005.

         The Exchange Offer expired at 5:00 p.m., New York City time, on June 29, 2005. All of the $150,000,000 in aggregate principal amount of GNC's outstanding 8-5/8% Senior Notes due 2011 were validly tendered for exchange and accepted.

         On June 30, 2005, GNC issued a press release announcing the completion of the Exchange Offer. A copy of the press release is attached as
Exhibit 99.1 hereto and is incorporated herein by reference.


Item 9.01     Financial Statements and Exhibits.
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(c) Exhibits.

         Exhibit Number             Description
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             99.1                   Press Release, dated June 30, 2005.

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                                  SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 30, 2005

                                        GNC CORPORATION


                                        By:  /s/ James M. Sander
                                           -------------------------------------
                                           Name:   James M. Sander
                                           Title:  Senior Vice President, Chief
                                                   Legal Officer and Secretary

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                                 EXHIBIT INDEX
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Exhibit Number             Description
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   99.1                    Press Release, dated June 30, 2005.